Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

[***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NO. 2

TO THE FRAMEWORK AGREEMENT

This Amendment No. 2 to the Framework Agreement (this “Amendment”) is made effective on the last date of mutual signature below (the “Amendment Effective Date”), by and between Heron Therapeutics, Inc., a Delaware corporation (“Heron”) and Patheon Austria GmbH & Co KG (“Patheon”). Patheon and Heron are each sometimes referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties entered into that certain Framework Agreement, with an effective date of August 6, 2025, as amended by Amendment No. 1 effective November 13, 2025 (the “Agreement”); and

WHEREAS, the Parties now desire to amend the Agreement accordingly, but only in strict accordance with, and as more particularly described in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party to the other, the Parties mutually agree as follows:

1.
Deferral Option.

(a) Heron may elect to defer the [***] Monthly Payment, amounting to [***] (the “[***] Monthly Payment”), and the [***] Monthly Payment, amounting to [***] (the “[***] Monthly Payment”) (each referred to as a “Deferred Monthly Payment”), payable under the Agreement by providing written notice to Patheon on or before [***] (the “Deferral Notice”).

(b) If Heron timely delivers the Deferral Notice, with effect from the date of the Deferral Notice:

(i) the [***] Monthly Payment will instead be due in [***] and the [***] Monthly Payment will instead be due in [***] (referred to as the “[***] Monthly Payment”);

(ii) Heron will pay the Deferral Fee set out in Table 1 below. The Deferral Fee is separate from and in addition to the Settlement Amount and constitutes consideration payable by Heron in connection with the deferral option provided hereunder. The respective portion of the Deferral Fee associated with the applicable Deferred Monthly Payment in Table 1 herein will be due and payable together with the applicable Deferred Monthly Payment;

(iii) the provisions of the Agreement identified in Table 2 below will be interpreted and applied as set out therein; and

(iv) the table titled [***] in Exhibit B of the Agreement will be deleted in its entirety and replaced with the following [***] table:

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(v) the table of Monthly Payments in Exhibit A of the Agreement will be deleted and replaced with the table of Monthly Payments in Exhibit A as attached hereto.

(c) If Heron does not timely deliver the Deferral Notice, this Amendment shall be null and void and thus the [***] Monthly Payment and the [***] Monthly Payment remain due and payable in accordance with the Agreement without giving effect to this Section 1, and no Deferral Fee will be payable.

(d) Notwithstanding Heron's timely delivery of the Deferral Notice, all references in the Agreement relating to storage fees and warehousing charges remain unchanged and in full force and effect; thus, storage fees will accrue from [***] in accordance with the Agreement and the Warehousing Services Agreement.

Table 1: Deferral Fee

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Table 2: Effect of the Deferral Notice on Certain Provisions of the Agreement

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2.
Entire Agreement; Amendment. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. This Amendment taken together with the Agreement constitutes the full and complete agreement and understanding between the Parties and shall supersede all prior communications, representations, understandings or agreements, if any, whether oral or written, concerning the subject matter contained in this Amendment and the Agreement, as so amended. No provision of the Agreement as so amended may be modified, amended, waived or discharged, in whole or in part, except by a written instrument executed by the Parties. Except as expressly modified by this Amendment, the Agreement and all of its terms and conditions shall continue in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

PATHEON: Patheon Austria GmbH & Co KG.		heron: Heron Therapeutics, Inc.
By:	Gerald Reiter	By:	Craig Collard
Title:		Title:
Signature:	/s/ Gerald Reiter	Signature:	/s/ Craig Collard
Date:		Date:

By:	Klaus Hilber
Title:
Signature:	/s/ Klaus Hilber
Date:

EXHIBIT A

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